                                                                   EXHIBIT 10.42

                                 CONFIRMATION
                                   DOP-32290
TO:     Inland Production                                   FAX:  {303} 296-4070
        ATTN:  Bill Pennington

FROM:   Koch Oil Company
        4111 East 37th Street North
        Wichita  KS  67220
        ATTN:  Gary Niernberger

Dear Sirs:

  Koch Oil Company is pleased to confirm the following Collar between Koch Oil Company {Koch} and Inland Production on the Trade Date referred to below.

  The terms of the particular transaction to which this confirmation relates are as follows:

  a.  Transaction Type                  Collar PUT/CALL Option

  b.  Put Option Seller/Call Option     Inland Production
Buyer:

  c.  Call Option Seller/Put Option     Koch
Buyer:

  d.  Trade Date:                       January 1, 1997

  e.  Expiration Date:                  Last day of each calendar month

  f.  Applicable Commodity:             NYMEX Crude Oil Contract

  g.  Determination Quantity:           January 1998-December 1998:  12,500 bbls/month {150,000 tot bbls
                                        January 1999-December 1999:  14,000 bbls/month {168,000 tot bbls
                                        January 2000-December 2000:  14,000 bbls/month {168,000 tot bbls

  h.  Put Strike Price:                 January 1998-December 1998:  $18.00/bbl USD
                                        January 1999-December 1999:  $18.00/bbl USD
                                        January 2000-December 2000:  $18.00/bbl USD

  i.  Call Strike Price:                January 1998-December 1998:  $20.55/bbl USD
                                        January 1999-December 1999:  $20.55/bbl USD
                                        January 2000-December 2000:  $20.55/bbl USD

  j.  Determination Period:             January 1, 1998 through December 31, 2000

  k.  Floating Price:                   Monthly average NYMEX WTI for the calendar month {prompt month-i.e., during Jan. 1998, prompt NYMEX will be the Feb. 98 and Mar. 98 contracts

  l.  Settlement Date:                  Five business days following Expiration date


  m.  Settlement:                       If on Expiration date, the Floating Price is less than the Put Strike Price, then Inland
                                        Production shall pay to Koch the difference times the Determination quantity on the
                                        Settlement Date. If the Floating Price is greater than the Call Strike Price, then Koch shall pay to Inland Production the difference times the Determination Quantity on the
                                        Settlement Date.

  n.  Premium:                          January 1998-December 1998:  $0.295/bbl USD {$44,250.00 total
                                        January 1999-December 1999: {$0.065}/bbl USD $10,920.00 total
                                        January 2000-December 2000:  $0.005/bbl USD {$840.00 total

  o.  Premium Payment Date:             Total premium of $34,170.00 due to Koch on January 16, 1997

  p.  Payment:                          Any monies due by either party to be paid by wire five {5} business days following aforementioned settlement date

                                        First National Bank of Chicago
                                        Chicago, Illinois
                                        ABA #071000013
                                        SWIFT FNBC US 44
                                        Koch Industries, Inc.
                                        A/C 51-39058
                                        Ref. KOC Invoice

  Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us. Please return the signed original to the attention of Barbara Hettinger at the Wichita address above.

  We are pleased to have completed this transaction with you.

                                        Best Regards,
                                        KOCH OIL COMPANY

                                        By:
                                            ------------------------------------
                                        James B. Urban

                                        Accepted and confirmed:
                                        Inland Production

                                        By:
                                            ------------------------------------
                                        Title: